Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(The “Trust”)

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
(The “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED JANUARY 2, 2019
AS SUPPLEMENTED ON MAY 8, 2019

DATED OCTOBER 18, 2019

Notwithstanding anything to the contrary in the Fund’s prospectus, the final line of the second table beneath the second paragraph of the section entitled “Total Return Information” is deleted in its entirety and replaced with the following:

ICE BofAML US Dollar 3-Month Deposit Offered Rate Average Index	0.5721%

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE